UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 1, 2023

Date of Report (Date of earliest event reported)

DELEK LOGISTICS PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35721	45-5379027
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7102 Commerce Way	Brentwood	Tennessee	37027
(Address of Principal Executive)			(Zip Code)

(615) 771-6701

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	DKL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

Delek Logistics Partners, LP (the “Partnership”) is filing this Current Report on Form 8-K to provide pro forma financial information reflecting the 3 Bear Acquisition (as defined below) for the year ended December 31, 2022, in connection with its filing of its Annual Report on Form 10-K for the year ended December 31, 2022 with the Securities and Exchange Commission on the date hereof. As previously disclosed, on June 1, 2022, DKL Delaware Gathering, LLC, a subsidiary of Delek Logistics Partners, LP (the “Partnership”), completed the acquisition (the “3 Bear Acquisition”) of 100% of the limited liability company interests in 3 Bear Delaware Holding – NM, LLC (“3 Bear”). For certain additional information relating to the completion of the 3 Bear Acquisition, please refer to the Current Report on Form 8-K filed by the Partnership on June 2, 2022, as amended.

The pro forma financial information included in this Current Report on Form 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that the Partnership and 3 Bear would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the 3 Bear Acquisition.

Item 9.01	Financial Statements and Exhibits.

Pro Forma Financial Information.

The unaudited pro forma consolidated combined statements of income of the Partnership and 3 Bear for the year ended December 31, 2022 and the related notes thereto, giving effect to the 3 Bear Acquisition, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(d)	Exhibits.

99.1	Unaudited pro forma condensed consolidated combined financial information of the Partnership and 3 Bear for the year ended December 31, 2022.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2023	DELEK LOGISTICS PARTNERS, LP
	By:	Delek Logistics GP, LLC its general partner

/s/ Reuven Spiegel
	Name:	Reuven Spiegel
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer)